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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 19, 2006

                          Commonwealth Bankshares, Inc.
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             (Exact name of registrant as specified in its charter)

          Virginia                      01-17377                 54-1460991
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(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

                    403 Boush Street, Norfolk, Virginia 23510
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (757) 446-6900

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events.

     On December 19, 2006, Commonwealth Bankshares, Inc. issued a press release announcing the redemption of Commonwealth Bankshares Capital Trust - 8% Cumulative Convertible Trust Preferred Securities and the removal of the securities from their listing on NASDAQ. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release, dated December 19, 2006, entitled "Commonwealth Bankshares, Inc., Norfolk, VA, Redeems Commonwealth Bankshares Capital Trust I - 8% Cumulative Convertible Trust Preferred Securities."

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Commonwealth Bankshares, Inc.


Date:   December 19, 2006                  By:    /s/ Cynthia A. Sabol, CPA
                                                  ------------------------------
                                           Name:  Cynthia A. Sabol, CPA
                                           Title: Executive Vice President and
                                                  Chief Financial Officer